UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5445

Name of Registrant: VANGUARD FENWAY FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2002 - September 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) EQUITY INCOME FUND

SEPTEMBER 30, 2003

[PICTURE]

ANNUAL REPORT

THE VANGUARD GROUP(R)LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 6 fund profile
 7 glossary of investment terms
 8 performance summary
 9 your fund's after-tax returns
10 about your fund's expenses
11 financial statements
23 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard Equity Income Fund returned 18.9% during the 2003 fiscal year.

* The fund's return lagged the returns of its average mutual fund competitor (20.4%) and its unmanaged benchmark index (24.4%).

* The fund's underperformance can be attributed primarily to the superior performance of growth-oriented stocks relative to value-oriented stocks over the year. Some poor stock selections and sector allocation choices also hurt results.
--------------------------------------------------------------------------------

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Vanguard Equity Income Fund's Investor Shares returned 18.9% during the 2003 fiscal year. Although the result was outstanding on an absolute scale, it fell short in relation to both of the fund's comparative standards.

[PICTURES OF JOHN J. BRENNAN]

This subpar showing was primarily due to the fact that some of the low-yielding stocks included in these benchmarks fared better during the period than did the higher-dividend stocks in which the fund invests.

At the end of the fiscal year, the Equity Income Fund's dividend yield was 2.7% (2.8% for Admiral Shares), slightly lower than its 2.9% yield at the beginning of the period. However, the fund's yield was nearly 70% above the overall stock market's 1.6% yield and, in fact, higher than those of money market funds and many short-term bond funds.

--------------------------------------------------------
2003 TOTAL RETURNS                     FISCAL YEAR ENDED
                                            SEPTEMBER 30
--------------------------------------------------------
EQUITY INCOME FUND
   Investor Shares                                 18.9%
   Admiral Shares                                  19.0
Russell 1000 Value Index                           24.4
Average Equity Income Fund*                        20.4
Wilshire 5000 Index                                26.3
--------------------------------------------------------
*Derived from data provided by Lipper Inc.


The table above shows the total returns (capital change plus reinvested dividends) for both of the fund's share classes, its unmanaged benchmark, the average peer fund, and the index that tracks the entire U.S. stock market. Details of the fund's performance, including changes in net asset values and per-share distribution amounts for Investor and Admiral Shares, can be found in the table on page 5. If you own the Equity Income Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 9.

As most  shareholders  know, in late July your fund  realigned its  multimanager
structure,   reallocating  assets  between  two  existing
managers--Wellington Management Company (now 50% of assets) and John A. Levin & Company (20%)--and adding Vanguard's Quantitative Equity Group (30%) to the roster. Each of these managers employs different strategies in pursuit of the fund's dual objectives of income and moderate growth of capital, and we're confident that they will build on the fund's significant achievements of the past.

STOCKS REBOUNDED POWERFULLY AS THE BEAR RETREATED

As the fiscal year got under way last October, U.S. stock prices rallied from their bear-market lows, then stalled in the face of investor apprehension about imminent military conflict with Iraq and the seeming creakiness of the national economy. Those concerns dissipated with the start of combat operations in March and the arrival of data--reports of unexpected growth in corporate earnings and stronger-than-forecast advances in the gross domestic product--suggesting that the economy was grinding into gear.

Beginning in March, stocks surged, with the broad market, as represented by the Wilshire 5000 Total Market Index, returning a robust 26.3% for the 12 months. Both small- and large-capitalization stocks produced outstanding returns, though investors' renewed appetite for risk propelled small-caps higher. International markets also posted strong returns, which were enhanced for U.S.-based investors by a decline in the U.S. dollar relative to major currencies.

RISK WAS REWARDED IN THE BOND MARKET

A taste for risk was also apparent in the bond market. In general, the riskier the bond, the better the performance. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds returned a stunning 30%. Bonds with at least some degree of credit risk outperformed similar-maturity U.S. Treasury bonds, which have virtually no risk of default. The broad investment-grade market, as measured by the Lehman Aggregate Bond Index, returned 5.4%.

Most interest rates rose, making a small dent in bond prices and a modest reduction in total returns. The yield of the benchmark 10-year Treasury note finished the fiscal year at 3.94%, up 35 basis points (0.35 percentage point) from September 30, 2002. In the shortest maturities, however, yields fell sharply, as the Federal Reserve Board reduced its target for short-term interest rates by 75 basis points. The yield of the 3-month

Treasury bill declined 61 basis points, helping to push the yields of short-term vehicles such as money market funds below 1%.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

THE FUND'S STRONG RETURNS LAGGED THOSE OF BENCHMARKS

The Equity Income Fund's fiscal-year return of nearly 19% was excellent on an absolute basis, but it trailed its peer funds' returns and fell short of the return of its unmanaged benchmark index by a disappointing 5.5 percentage points. Although the fund's conservative stock investment strategy served it well during the recent three-year market decline, this strategy was out of tune with the market's general tenor over the past 12 months.

By mandate, the fund's advisors must focus on attractively valued, dividend-paying stocks typically found in industries such as financial services (its largest sector holding), utilities, and energy. Over its fiscal year, the fund held significant positions in oil companies such as ExxonMobil and ChevronTexaco, in telecom giants Verizon and SBC Communications, and in banks such as Bank of America and Washington Mutual. Common among these stocks were generous dividend yields, and, on balance, the companies delivered decent total returns.


--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2003
                                        ----------------------------------------
                                               ONE          THREE          FIVE
                                              YEAR          YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)              25.1%         -10.3%          1.5%
Russell 2000 Index (Small-caps)              36.5           -0.8           7.5
Wilshire 5000 Index (Entire market)          26.3           -9.5           2.0
MSCI All Country World Index Free
   ex USA (International)                    29.0           -7.4           2.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   5.4%           8.9%          6.6%
   (Broad taxable market)
Lehman Municipal Bond Index                   3.9            7.7           5.7
Citigroup 3-Month Treasury Bill Index         1.2            2.7           3.7
================================================================================
CPI
Consumer Price Index                          2.3%           2.2%          2.5%
--------------------------------------------------------------------------------

But these high- yielding stocks tended to underperform industry peers that offered slimmer--even no--dividends to shareholders. (This result was contrary to market expectations that the passage of a new law treating dividends more favorably would lead to outperformance by dividend-paying stocks.) The dichotomy was especially evident among consumer discretionary stocks. Your advisors held meaningful positions in several blue-chip, income-generating giants--among them Gillette, Eastman Kodak, and Kimberly-Clark--some of which declined in value during the period. Collectively, your fund's consumer discretionary stocks returned about 5.6%. In the Russell 1000 Value Index, this sector returned 19.2%, bolstered by strong performance from many stocks that paid small or no dividends, such as Walt Disney and the technology consultant Accenture.

The Equity Income Fund was also hurt by its cautious approach to investing in the financial services sector, which provided some of the year's best returns. For instance, Citigroup and J.P. Morgan Chase were underweighted relative to the index but had blockbuster returns of 57% and 91%, respectively, for the period.

Finally, as expected, because it generally shuns low-yielding technology holdings due to its dividend-driven mandate, the Equity Income Fund missed participating in tech stocks' explosive growth in the second six months of the fiscal year.


-----------------------------------------------------------------
TOTAL RETURNS                                     TEN YEARS ENDED
                                               SEPTEMBER 30, 2003
-----------------------------------------------------------------
                                     AVERAGE       FINAL VALUE OF
                                      ANNUAL            A $10,000
                                      RETURN   INITIAL INVESTMENT
-----------------------------------------------------------------
EQUITY INCOME FUND
   Investor Shares                      9.4%           $   24,558
Russell 1000 Value Index               10.4                26,825
Average Equity Income Fund              7.9                21,302
Wilshire 5000 Index                     9.5                24,772
-----------------------------------------------------------------


THE FUND HAS PROVEN ITS METTLE OVER THE LONG RUN

Your fund's ten-year history reveals that it has been successful in its pursuit of above-average dividend income and moderate growth of capital from investments in stocks. As the chart shows, the Equity Income Fund's average annual total return has exceeded that of its peer funds by 1.5 percentage points per year--a margin that has resulted in a substantial difference in the ending value of a $10,000 investment. However, the fund's return has trailed that of its benchmark index by a full percentage point.

One of the most important factors in your fund's long-term success is its low costs. Because expenses are deducted from a fund's return before that return is passed on to shareholders, our low expenses mean that more of your fund's returns stay in your account and work for you. (The cost of your fund compared with the average cost of its competitors is shown on page 10.)

STICK TO YOUR PLAN THROUGH ALL TYPES OF MARKETS


Following three difficult years in the equity market, recent months have proven to be quite rewarding for many investors. However, no one knows what's to come. That's why we will always impress upon investors the importance of developing a well-conceived investment plan and sticking to it through good times and bad. Holding a balanced portfolio of stocks, bonds, and cash investments consistent with your risk tolerance and tailored to your individual needs and goals is an appropriate strategy regardless of what's happening in the markets. A broadly diversified portfolio can blunt the pain of declines in one asset class while allowing participation in the strong performance of another.

Vanguard  Equity  Income  Fund  can  play an  important  role  in  this  type of diversified portfolio because of its focus on attractively valued, income-producing stocks and its moderate level of risk relative to other stock funds. Thank you for including it in your portfolio.

Sincerely,



/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 10, 2003




--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE SEPTEMBER 30, 2002-SEPTEMBER 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                               STARTING          ENDING       INCOME     CAPITAL
                            SHARE PRICE     SHARE PRICE    DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Equity Income Fund
   Investor Shares             $  17.36        $  20.11     $  0.500     $  0.00
   Admiral Shares                 36.39           42.15        1.088        0.00
--------------------------------------------------------------------------------

FUND PROFILE                                                     AS OF 9/30/2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.


EQUITY INCOME FUND
--------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                            COMPARATIVE        BROAD
                                   FUND          INDEX*      INDEX**
--------------------------------------------------------------------
Number of Stocks                    183             736        5,288
Median Market Cap                $22.2B          $22.5B       $26.2B
Price/Earnings Ratio              16.0x           16.2x        21.5x
Price/Book Ratio                   2.1x            2.1x         2.7x
Yield                                              2.6%         1.6%
Investor Shares                    2.7%
Admiral Shares                     2.8%
Return on Equity                  18.9%           18.4%        19.9%
Earnings Growth Rate               1.7%            4.4%         7.7%
Foreign Holdings                   5.0%            0.0%         0.8%
Turnover Rate                       55%              --           --
Expense Ratio                                        --           --
Investor Shares                   0.45%
Admiral Shares                    0.35%
--------------------------------------------------------------------
Cash Investments                     8%              --           --
--------------------------------------------------------------------


-------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Citigroup, Inc.                                    3.0%
 (banking)
ExxonMobil Corp.                                   2.7
 (oil)
Bank of America Corp.                              2.4
 (banking)
ChevronTexaco Corp.                                2.1
 (oil)
SBC Communications Inc.                            2.0
 (telecommunications)
Hewlett-Packard Co.                                1.7
 (computer technology)
Pfizer Inc.                                        1.7
 (pharmaceuticals)
Caterpillar, Inc.                                  1.6
 (manufacturing)
Shell Transport & Trading Co. ADR                  1.5
 (energy)
XL Capital Ltd. Class A                            1.4
 (insurance)
-------------------------------------------------------
Top Ten                                           20.1%
-------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------
VOLATILITY MEASURES
                                  COMPARATIVE                  BROAD
                    FUND               INDEX*      FUND      INDEX**
--------------------------------------------------------------------
R-Squared           0.96                 1.00      0.69         1.00
Beta                0.87                 1.00      0.63         1.00
--------------------------------------------------------------------


-----------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

                                   COMPARATIVE        BROAD
                           FUND         INDEX*      INDEX**
-----------------------------------------------------------
Auto & Transportation        2%             3%           3%
Consumer Discretionary       6             11           16
Consumer Staples             6              6            7
Financial Services          30             36           23
Health Care                  6              4           14
Integrated Oils              9              8            3
Other Energy                 1              2            2
Materials & Processing       9              6            4
Producer Durables            5              4            4
Technology                   3              7           15
Utilities                   13             13            7
Other                        2              0            2
-----------------------------------------------------------
Cash Investments             8%            --          --
-----------------------------------------------------------

-------------------------------
INVESTMENT FOCUS

STYLE                     VALUE
MARKET CAP                LARGE
-------------------------------

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.


*Russell 1000 Value Index.
**Wilshire 5000 Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              AS OF 9/30/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

EQUITY INCOME FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1993-SEPTEMBER 30, 2003

          EQUITY INCOME
          FUND INVESTOR         WILSHIRE   RUSSELL 1000    AVERAGE EQUITY
                 SHARES       5000 INDEX    VALUE INDEX      INCOME FUND*

199309            10000            10000          10000             10000
199312             9833            10182           9973             10162
199403             9188             9802           9624              9795
199406             9368             9726           9684              9868
199409             9781            10254           9932             10264
199412             9676            10175           9774             10010
199503            10602            11094          10703             10781
199506            11245            12130          11662             11511
199509            12204            13239          12681             12339
199512            13289            13884          13523             13073
199603            13686            14664          14289             13639
199606            14161            15311          14535             14050
199609            14428            15744          14957             14453
199612            15600            16830          16449             15550
199703            16056            16938          16871             15768
199706            18019            19799          19358             17772
199709            19358            21731          21286             19308
199712            20462            22096          22236             19756
199803            22693            25026          24828             21743
199806            22408            25513          24940             21470
199809            21204            22444          22050             19356
199812            24010            27273          25712             21885
199903            23719            28302          26080             21732
199906            26048            30511          29021             23728
199909            23868            28493          26178             21735
199912            23965            33698          27601             22616
200003            23595            34984          27733             22392
200006            23624            33416          26433             22139
200009            25366            33471          28512             23511
200012            27218            30013          29537             24147
200103            25865            26310          27808             22692
200106            26816            28276          29165             23713
200109            25160            23781          25970             21336
200112            26579            26723          27885             22783
200203            27539            26980          29027             23428
200206            25176            23577          26554             21263
200209            20660            19616          21569             17700
200212            22419            21149          23557             19063
200303            21135            20497          22411             18084
200306            24461            23881          26282             20849
200309            24558            24772          26825             21302
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED SEPTEMBER 30, 2003
                                 ----------------------------------- FINAL VALUE
                                     ONE        FIVE         TEN    OF A $10,000
                                    YEAR       YEARS       YEARS      INVESTMENT
--------------------------------------------------------------------------------
EQUITY INCOME FUND
   Investor Shares                18.87%       2.98%       9.40%         $24,558
Wilshire 5000 Index               26.25        1.99        9.50           24,772
Russell 1000 Value Index          24.37        4.00       10.37           26,825
Average Equity Income Fund*       20.35        1.93        7.86           21,302
--------------------------------------------------------------------------------

                                                                  FINAL VALUE OF
                                           ONE             SINCE      A $250,000
                                           YEAR      INCEPTION**      INVESTMENT
--------------------------------------------------------------------------------
Equity Income Fund Admiral Shares        18.98%           -4.02%        $229,058
Wilshire 5000 Index                      26.25            -4.57          226,298
Russell 1000 Value Index                 24.37            -3.38          232,333
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-SEPTEMBER 30, 2003

                            EQUITY
                          INCOME FUND                 RUSSELL 1000
                        INVESTOR SHARES                VALUE INDEX

1994                          -2.2                       -0.7
1995                          24.8                       27.7
1996                          18.2                       17.9
1997                          34.2                       42.3
1998                           9.5                        3.6
1999                          12.6                       18.7
2000                           6.3                        8.9
2001                          -0.8                       -8.9
2002                         -17.9                      -16.9
2003                          18.9                       24.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**August 13, 2001.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2003

                                           ONE YEAR       FIVE YEARS   TEN YEARS
                                           -------------------------------------
EQUITY INCOME FUND INVESTOR SHARES
 Return Before Taxes                         18.87%            2.98%       9.40%
 Return After Taxes on Distributions         17.77             1.35        7.38
 Return After Taxes on Distributions and
   Sale of Fund Shares                       12.20             1.75        7.08
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio. a hypothetical example

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended September 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                         COST OF A $10,000                FUND       PEER GROUP*
                        INVESTMENT IN FUND       EXPENSE RATIO     EXPENSE RATIO
--------------------------------------------------------------------------------
EQUITY INCOME FUND
 Investor Shares                      $ 49               0.45%            1.43%
 Admiral Shares                         38               0.35               --
--------------------------------------------------------------------------------
*Average Equity Income Fund.
The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.


You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 9/30/2003


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INCOME FUND                              SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.5%)
  General Motors Corp.                         783,700           $       32,077
  CSX Corp.                                    303,975                    8,891
  Delphi Corp.                                 716,200                    6,482
  Tidewater Inc.                               214,600                    6,073
  Burlington Northern Santa Fe Corp.           201,000                    5,803
  Genuine Parts Co.                            175,168                    5,602
                                                                 ---------------
                                                                 $       64,928
                                                                 ---------------
CONSUMER DISCRETIONARY (5.8%)
  Kimberly-Clark Corp.                         419,375                    21,522
  Gannett Co., Inc.                            173,400                    13,449
  May Department Stores Co.                    425,604                    10,483
  Newell Rubbermaid, Inc.                      433,200                     9,387
  Limited Brands, Inc.                         604,575                     9,117
  Tribune Co.                                  196,225                     9,007
  Eastman Kodak Co.                            397,024                     8,314
  McDonald's Corp.                             319,375                     7,518
* Accenture Ltd.                               328,450                     7,338
  Regal Entertainment Group Class A            366,000                     6,808
  Nordstrom, Inc.                              271,500                     6,736
  Home Depot, Inc.                             188,625                     6,008
  Leggett & Platt, Inc.                        274,000                     5,927
  The Stanley Works                            200,200                     5,910
  Gillette Co.                                 179,008                     5,725
  Maytag Corp.                                 225,200                     5,623
  R.R. Donnelley & Sons Co.                    216,100                     5,374
  Pier 1 Imports Inc.                          277,700                     5,343
  Belo Corp. Class A                            91,800                     2,226
                                                                 ---------------
                                                                 $      151,815
                                                                 ---------------
CONSUMER STAPLES (6.4%)
  Kellogg Co.                                  586,100                   19,546
  Altria Group, Inc.                           442,950                   19,401
  Sara Lee Corp.                               877,345                   16,108
  H.J. Heinz Co.                               441,689                   15,141
  Procter & Gamble Co.                         146,519                   13,599
  General Mills, Inc.                          254,173                   11,964
  Albertson's, Inc.                            522,900                   10,756
  Kraft Foods Inc.                             336,900                    9,939
  The Coca-Cola Co.                            223,805                    9,615
  Carolina Group                               332,600                    7,650
  PepsiCo, Inc.                                151,800                    6,957
  Campbell Soup Co.                            224,366                    5,946
  The Clorox Co.                               121,897                    5,591
  Wm. Wrigley Jr. Co.                           98,500                    5,447
  ConAgra Foods, Inc.                          247,700                    5,261
  Anheuser-Busch Cos., Inc.                     87,000                    4,293
                                                                 ---------------
                                                                 $      167,214
                                                                 ---------------

FINANCIAL SERVICES (29.5%)
 BANKS--NEW YORK CITY (0.7%)
  The Bank of New York Co., Inc.               414,675                   12,071
  J.P. Morgan Chase & Co.                      163,209                    5,603

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INCOME FUND                              SHARES                    (000)
--------------------------------------------------------------------------------
BANKS--OUTSIDE NEW YORK CITY (10.9%)
  Bank of America Corp.                        802,698                   62,643
  PNC Financial Services Group                 771,919                   36,728
  Wells Fargo & Co.                            595,765                   30,682
  Wachovia Corp.                               604,024                   24,880
  National City Corp.                          818,200                   24,104
  U.S. Bancorp                                 936,531                   22,467
  KeyCorp                                      585,170                   14,963
  FleetBoston Financial Corp.                  458,334                   13,819
  National Commerce Financial Corp.            406,800                   10,121
  City National Corp.                          139,200                    7,094
  FirstMerit Corp.                             248,000                    6,136
  Synovus Financial Corp.                      242,800                    6,068
  BB&T Corp.                                   166,600                    5,983
  Zions Bancorp                                105,300                    5,881
  Comerica, Inc.                               125,700                    5,858
  Fifth Third Bancorp                          104,000                    5,769
  SunTrust Banks, Inc.                          93,700                    5,657

DIVERSIFIED FINANCIAL SERVICES (5.5%)
  Citigroup, Inc.                            1,757,766                   79,996
  Morgan Stanley                               559,100                   28,212
  Marsh & McLennan Cos., Inc.                  328,253                   15,628
  Merrill Lynch & Co., Inc.                    174,923                    9,364
  CIT Group Inc.                               238,400                    6,856
  John Hancock Financial Services, Inc.        143,950                    4,866

FINANCIAL DATA PROCESSING SERVICES (0.3%)
  First Data Corp.                             112,250                    4,486
  Automatic Data Processing, Inc.               95,075                    3,408

FINANCIAL--MISCELLANEOUS (1.5%)
  Fannie Mae                                   279,100                   19,593
  Freddie Mac                                  191,100                   10,004
  Nationwide Financial Services, Inc.          176,500                    5,532
  Fidelity National Financial, Inc.            172,400                    5,182


INSURANCE--LIFE (0.2%)
  Jefferson-Pilot Corp.                        134,100                    5,951

INSURANCE--MULTILINE (4.6%)
  St. Paul Cos., Inc.                          954,833                   35,357
  The Hartford Financial
    Services Group Inc.                        525,900                   27,678
  CIGNA Corp.                                  437,300                   19,525
  American International Group, Inc.           116,700                    6,734
  Protective Life Corp.                        201,300                    6,009
  Cincinnati Financial Corp.                   145,400                    5,810
  Lincoln National Corp.                       147,762                    5,228
  Aon Corp.                                    249,400                    5,200
  Allstate Corp.                               138,700                    5,067
  Unitrin, Inc.                                100,500                    3,061
  UnumProvident Corp.                          126,700                    1,871

INSURANCE--PROPERTY-CASUALTY (3.3%)
  XL Capital Ltd. Class A                      483,300                   37,427
  ACE Ltd.                                     718,300                   23,761
  The Chubb Corp.                              357,401                   23,188
  Mercury General Corp.                         53,200                    2,382

REAL ESTATE INVESTMENT TRUST (0.7%)
  Regency Centers Corp. REIT                   286,400                   10,554
  Archstone-Smith Trust REIT                   282,000                    7,439

SAVINGS & Loan (1.8%)
  Washington Mutual, Inc.                      784,465                   30,884
  Astoria Financial Corp.                      348,500                   10,769
  Charter One Financial, Inc.                  174,000                    5,324
                                                                 ---------------
                                                                 $      778,873
                                                                 ---------------

HEALTH CARE (5.6%)
  Pfizer Inc.                                1,437,005                   43,656
  Merck & Co., Inc.                            449,400                   22,749
  Baxter International, Inc.                   703,518                   20,444
  Bristol-Myers Squibb Co.                     728,200                   18,686
  Johnson & Johnson                            237,244                   11,748
  Wyeth                                        198,898                    9,169
  GlaxoSmithKline PLC ADR                      154,293                    6,542
  Abbott Laboratories                          139,536                    5,937
  Eli Lilly & Co.                               82,969                    4,928
  Schering-Plough Corp.                        181,700                    2,769
                                                                 ---------------
                                                                 $      146,628
                                                                 ---------------

INTEGRATED OILS (9.4%)
  ExxonMobil Corp.                           1,910,030                   69,907
  ChevronTexaco Corp.                          781,710                   55,853
  Shell Transport & Trading Co. ADR          1,033,800                   39,036
  BP PLC ADR                                   674,086                   28,379
  Unocal Corp.                                 560,925                   17,680
  ConocoPhillips Co.                           215,400                   11,793
  Amerada Hess Corp.                           199,800                   10,010
  Royal Dutch Petroleum Co. ADR                212,500                    9,392
  Marathon Oil Corp.                           209,200                    5,962
                                                                 ---------------
                                                                 $      248,012
                                                                 ---------------

OTHER ENERGY (1.4%)
  Diamond Offshore Drilling, Inc.              447,700                    8,551
  IHC Caland NV                                151,000                    7,772
  Halliburton Co.                              267,700                    6,492
  Kerr-McGee Corp.                             128,400                    5,732
  Schlumberger Ltd.                            117,835                    5,703

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INCOME FUND                              SHARES                    (000)
--------------------------------------------------------------------------------
  Williams Cos., Inc.                          338,700           $        3,191
                                                                 ---------------
                                                                 $       37,441
                                                                 ---------------

MATERIALS & Processing (9.4%)
  E.I. du Pont de Nemours & Co.                902,452                   36,107
  Weyerhaeuser Co.                             540,200                   31,575
  Alcoa Inc.                                 1,198,800                   31,361
  Ashland, Inc.                                709,000                   23,291
  Masco Corp.                                  803,800                   19,677
  Dow Chemical Co.                             399,787                   13,009
  Eastman Chemical Co.                         363,000                   12,161
  PPG Industries, Inc.                         220,300                   11,504
  Archer-Daniels-Midland Co.                   795,000                   10,422
  Nucor Corp.                                  194,300                    8,914
  Georgia Pacific Group                        281,500                    6,824
  Monsanto Co.                                 259,957                    6,223
  Vulcan Materials Co.                         153,700                    6,134
  Alcan Inc.                                   159,125                    6,088
  Temple-Inland Inc.                           124,800                    6,059
  International Paper Co.                      141,620                    5,526
  Sonoco Products Co.                          251,700                    5,525
  Avery Dennison Corp.                         106,100                    5,360
  Lafarge North America Inc.                    46,300                    1,611
                                                                 ---------------
                                                                 $      247,371
                                                                 ---------------
PRODUCER DURABLES (5.0%)
  Caterpillar, Inc.                            618,000                   42,543
  Emerson Electric Co.                         577,359                   30,398
  Nokia Corp. ADR                            1,074,900                   16,768
  Lockheed Martin Corp.                        178,025                    8,216
  Northrop Grumman Corp.                        92,225                    7,952
  Koninklijke (Royal)
    Philips Electronics NV                     312,600                    7,165
  The Boeing Co.                               177,432                    6,091
  Pitney Bowes, Inc.                           153,235                    5,872
  Cooper Industries, Inc. Class A              113,300                    5,442
  Ingersoll-Rand Co.                            42,425                    2,267
                                                                 ---------------
                                                                 $      132,714
                                                                 ---------------

TECHNOLOGY (3.5%)
  Hewlett-Packard Co.                        2,358,300                   45,657
  Motorola, Inc.                             1,094,500                   13,101
  Electronic Data Systems Corp.                428,200                    8,650
  Raytheon Co.                                 272,550                    7,631
  International Business
    Machines Corp.                              70,000                    6,183
  Rockwell Automation, Inc.                    234,400                    6,153
  Microsoft Corp.                              174,000                    4,835
                                                                 ---------------
                                                                 $        92,210
                                                                 ---------------

UTILITIES (13.0%)
  SBC Communications Inc.                    2,394,873                   53,286
  Verizon Communications                     1,118,982                   36,299
  Exelon Corp.                                 418,000                   26,543
  Questar Corp.                                811,400                   24,999
  BellSouth Corp.                            1,038,329                   24,588
  Dominion Resources, Inc.                     295,485                   18,291
  FPL Group, Inc.                              288,583                   18,238
  SCANA Corp.                                  502,725                   17,218
  National Fuel Gas Co.                        556,900                   12,725
  AT&T Corp.                                   566,770                   12,214
  Pinnacle West Capital Corp.                  327,200                   11,616
  Progress Energy, Inc.                        246,600                   10,964
  Wisconsin Energy Corp.                       326,175                    9,971
  Sprint Corp.                                 654,800                    9,887
  Duke Energy Corp.                            528,634                    9,415
  Cinergy Corp.                                235,600                    8,647
  DTE Energy Co.                               193,700                    7,146
  DPL Inc.                                     370,700                    6,357
  NiSource, Inc.                               299,500                    5,984
  Kinder Morgan, Inc.                          107,200                    5,790
  NICOR Inc.                                   148,300                    5,211
  Entergy Corp.                                 82,100                    4,446
  Xcel Energy, Inc.                            248,200                    3,840
                                                                 ---------------
                                                                 $      343,675
                                                                 ---------------

OTHER (2.3%)
  General Electric Co.                         660,974                   19,704
  Textron, Inc.                                365,450                   14,417
  Honeywell International Inc.                 475,537                   12,530
  Tyco International Ltd.                      404,100                    8,256
  Teleflex Inc.                                133,400                    5,794
                                                                 ---------------
                                                                 $       60,701
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,143,650)                            $    2,471,582
--------------------------------------------------------------------------------
PREFERRED STOCK (0.4%)
--------------------------------------------------------------------------------
News Corp. Ltd. ADR (Cost $9,237)              351,275           $        9,586
--------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (0.2%)
--------------------------------------------------------------------------------
Hewlett-Packard Co. Cvt.
  (2) 0.00%, 10/14/2017                               $     6,750         3,628
Regeneron Pharmaceutical, Inc. Cvt.
  5.50%, 10/17/2008                                         2,500         2,428
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $6,552)                                     6,056
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (8.2%)(1)
--------------------------------------------------------------------------------
                                                         SHARES
                                                      -----------
Vanguard Index Participation
  Equity Receipts--
    Total Stock Market                                    370,000        35,335

--------------------------------------------------------------------------------
                                                  FACE                   MARKET
                                                AMOUNT                   VALUE*
EQUITY INCOME FUND                               (000)                    (000)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(3)   0.98%, 10/1/2003                   $       6,000           $        6,000
(3)   0.89% 10/15/2003                           1,000                    1,000
(3)   1.04%, 10/15/2003                          5,000                    4,998
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.091%, 10/1/2003                            144,020                  144,020
  1.090%, 10/1/2003-Note G                      25,450                   25,450
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS (Cost $218,472)                      $      216,803
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%) (Cost $2,377,911)                     $    2,704,027
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     25,094
Liabilities--Note G                                                     (92,482)
                                                                 ---------------
                                                                        (67,388)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                $    2,636,639
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 98.2% and 3.7% respectively, of net assets. See Note F in Notes to Financial Statements.
(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the value of these securities represented 0.1% of net assets.
(3)  Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                  $    2,265,244
Overdistributed Net Investment Income                                      (392)
Accumulated Net Realized Gains                                           47,590
Unrealized Appreciation (Depreciation)
  Investment Securities                                                 326,116
  Futures Contracts                                                      (1,919)
--------------------------------------------------------------------------------
NET ASSETS                                                       $    2,636,639
================================================================================

Investor Shares--Net Assets
Applicable to 110,438,149 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $    2,220,866
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                      $        20.11
================================================================================

Admiral Shares--Net Assets
Applicable to 9,864,565 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $      415,773
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                       $        42.15
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              EQUITY INCOME FUND
                                                   YEAR ENDED SEPTEMBER 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                     $       69,198
  Interest                                                                2,157
  Security Lending                                                           46
--------------------------------------------------------------------------------
    Total Income                                                         71,401
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                               3,337
  Performance Adjustment                                                    711
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                       5,241
    Admiral Shares                                                          546
  Marketing and Distribution
    Investor Shares                                                         250
    Admiral Shares                                                           39
Custodian Fees                                                               45
Auditing Fees                                                                15
Shareholders' Reports and Proxies
    Investor Shares                                                          93
    Admiral Shares                                                            2
Trustees' Fees and Expenses                                                   4
--------------------------------------------------------------------------------
    Total Expenses                                                       10,283
    Expenses Paid Indirectly--Note D                                       (525)
--------------------------------------------------------------------------------
    Net Expenses                                                          9,758
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    61,643
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                            41,592
  Futures Contracts                                                       8,018
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 49,610
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 276,629
  Futures Contracts                                                       1,051
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        277,680
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $      388,933
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies of the fund were $428,000 and $(5,628,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                        EQUITY INCOME FUND
                                                    ----------------------------
                                                       YEAR ENDED SEPTEMBER 30,
                                                    ----------------------------
                                                        2003              2002
                                                       (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $   61,643        $   54,023
  Realized Net Gain (Loss)                            49,610            (1,771)
  Change in Unrealized Appreciation (Depreciation)   277,680          (504,573)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations                     388,933          (452,321)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
     Investor Shares                                 (52,982)          (48,065)
     Admiral Shares                                   (9,229)           (6,100)
  Realized Capital Gain
     Investor Shares                                      --           (58,033)
     Admiral Shares                                       --            (5,987)
--------------------------------------------------------------------------------
     Total Distributions                             (62,211)         (118,185)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                    161,440            94,108
  Admiral Shares                                     120,194           161,021
--------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital
       Share Transactions                            281,634           255,129
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          608,356          (315,377)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              2,028,283         2,343,660
--------------------------------------------------------------------------------
  End of Period                                   $2,636,639        $2,028,283
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

EQUITY INCOME FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2003      2002      2001      2000      1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 17.36   $ 22.22   $ 24.06   $ 24.14   $ 22.80
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                  .50       .48      .539       .62       .64
  Net Realized and Unrealized Gain (Loss)
     on Investments                                     2.75     (4.26)    (.699)      .81      2.20
-----------------------------------------------------------------------------------------------------
     Total from Investment Operations                   3.25     (3.78)    (.160)     1.43      2.84
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.50)     (.48)    (.540)     (.64)     (.67)
  Distributions from Realized Capital Gains               --      (.60)   (1.140)     (.87)     (.83)
-----------------------------------------------------------------------------------------------------
     Total Distributions                                (.50)    (1.08)    (1.680)   (1.51)    (1.50)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $ 20.11   $ 17.36   $ 22.22   $ 24.06   $ 24.14
=====================================================================================================

TOTAL RETURN                                          18.87%   -17.89%    -0.81%     6.28%    12.56%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $ 2,221   $ 1,776   $ 2,182   $ 2,420   $ 3,009
  Ratio of Total Expenses to Average Net Assets        0.45%     0.46%     0.47%     0.43%     0.41%
  Ratio of Net Investment Income to Average Net Assets 2.61%     2.21%     2.26%     2.59%     2.59%
  Portfolio Turnover Rate                                55%       21%       31%       36%       18%
=====================================================================================================

EQUITY INCOME FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      YEAR ENDED
                                                    SEPTEMBER 30,    AUG. 13* TO
                                                 ------------------    SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2003        2002          2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  36.39    $  46.57     $  50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                          1.078       1.040         .128
  Net Realized and Unrealized Gain (Loss)
     on Investments                              5.770      (8.918)      (3.301)
--------------------------------------------------------------------------------
  Total from Investment Operations               6.848      (7.878)      (3.173)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income          (1.088)     (1.044)       (.257)
  Distributions from Realized Capital Gains         --      (1.258)          --
--------------------------------------------------------------------------------
     Total Distributions                        (1.088)     (2.302)       (.257)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  42.15    $  36.39     $  46.57
================================================================================

TOTAL RETURN                                    18.98%     -17.80%       -6.31%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)        $    416    $    253     $    162
  Ratio of Total Expenses to
     Average Net Assets                          0.35%       0.39%      0.39%**
  Ratio of Net Investment Income to
     Average Net Assets                          2.71%       2.29%      2.11%**
  Portfolio Turnover Rate                          55%         21%          31%
================================================================================
*Inception.
**Annualized.



SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.


B. John A. Levin & Co., Inc., and Wellington Management Company, llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee for Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

     Prior to July 28, 2003, Newell Associates served as advisor to a portion of the fund for a fee calculated at an annual percentage rate of average net assets. Effective July 28, 2003, assets managed by Newell Associates were reallocated among Wellington, Levin, and a new advisor, The Vanguard Group. The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $74,000 for the period from July 28, 2003, to September 30, 2003.

     For the year ended September 30, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund's average net assets before an increase of $711,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2003, the fund had contributed capital of $449,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.45% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended September 30, 2003, these arrangements reduced expenses by $525,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,248,000 from accumulated net realized gains to paid-in capital.

     The fund used a capital loss carryforward of $2,283,000 to offset taxable capital gains realized during the year ended September 30, 2003, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2003, the fund had $2,911,000 of ordinary income and $45,875,000 of long-term capital gains available for distribution.

     At September 30, 2003, net unrealized appreciation of investment securities for tax purposes was $326,116,000, consisting of unrealized gains of $387,775,000 on securities that had risen in value since their purchase and $61,659,000 in unrealized losses on securities that had fallen in value since their purchase.

     At September 30, 2003, the aggregate settlement value of open futures contracts expiring in December 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                                    ----------------------------
                                                      AGGREGATE       UNREALIZED
                                      NUMBER OF      SETTLEMENT     APPRECIATION
FUTURES CONTRACTS                LONG CONTRACTS           VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                               267        $ 66,356        $ (1,568)
S&P MidCap 400 Index                         70          17,862            (351)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

F. During the year ended September 30, 2003, the fund purchased $1,461,062,000 of investment securities and sold $1,214,605,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at September 30, 2003, was $23,686,000, for which the fund held cash collateral of $25,450,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:


--------------------------------------------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                        ----------------------------------------
                                                 2003                 2002
                                        -------------------  -------------------
                                          AMOUNT     SHARES    AMOUNT     SHARES
                                           (000)      (000)     (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                                $468,196     24,298  $436,877    19,912
  Issued in Lieu of Cash Distributions    46,697      2,417    95,491     4,454
  Redeemed                              (353,453)   (18,541) (438,260)  (20,301)
                                        ----------------------------------------
   Net Increase (Decrease)--
    Investor Shares                      161,440      8,174    94,108     4,065
                                        ----------------------------------------
Admiral Shares
  Issued                                 167,849      4,133   184,238     4,017
  Issued in Lieu of Cash Distributions     7,034        173    10,312       231
  Redeemed                               (54,689)    (1,381)  (33,529)     (787)
                                        ----------------------------------------
   Net Increase (Decrease)--
    Admiral Shares                       120,194      2,925   161,021     3,461
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Equity Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


October 31, 2003


--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD EQUITY INCOME FUND

This information for the fiscal year ended September 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,248,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM(R) was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE


Use our PLANNING & ADVICE AND RESEARCH FUNDS & STOCKS sections to:

*    Determine what asset  allocation  might best suit your needs--by taking our
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*    Find out how  much to save  for  retirement  and  your  children's  college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

*    Look up fund price, performance history, and distribution information--in a
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INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are
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Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

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1-800-523-1036

TEXT TELEPHONE
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(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q650 112003

VANGUARD(R) GROWTH EQUITY FUND
SEPTEMBER 30, 2003

[PICTURE]

ANNUAL REPORT
THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 6 report from the advisor
 9 fund profile
10 glossary of investment terms
11 performance summary
12 your fund's after-tax returns
13 about your fund's expenses
14 financial statements
23 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Growth Equity Fund returned 31.8% during the 12 months ended September 30, 2003.
* The fund's outsized return surpassed those of its comparative benchmarks and the overall U.S. stock market.
* The fund benefited from the superior performance of the advisor's stock selections, particularly in technology.
--------------------------------------------------------------------------------

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

After two painful fiscal years, Vanguard Growth Equity Fund rebounded strongly and returned 31.8% during the fiscal year ended September 30, 2003, easily surpassing the fund's comparative measures.

[PICTURES OF JOHN J. BRENNAN]

-------------------------------------------------------
2003 TOTAL RETURNS                    FISCAL YEAR ENDED
                                           SEPTEMBER 30
-------------------------------------------------------
VANGUARD GROWTH EQUITY FUND                       31.8%
Russell 1000 Growth Index                         25.9
Average Large-Cap Growth Fund*                    21.2
Wilshire 5000 Index                               26.3
-------------------------------------------------------
*Derived from data provided by Lipper Inc.


The table on this page shows the total returns (capital change plus reinvested dividends) for the fund, its unmanaged benchmark, the average for its peer group of funds, and the index that tracks the entire U.S. stock market. Detailed information about the fund's net asset value and per-share distributions appears in the table on page 5. If you hold the Growth Equity Fund in a taxable account, you can review the fund's after-tax return figures on page 12.

STOCKS REBOUNDED POWERFULLY AS THE BEAR RETREATED

As the fiscal year got under way last October, U.S. stock prices rallied from their bear-market lows, then stalled in the face of investor apprehension about imminent military conflict with Iraq and the seeming creakiness of the national economy. Those concerns dissipated with the start of combat operations in March and the arrival of data--unexpected growth in corporate earnings and stronger-than-forecast advances in the gross domestic product--suggesting that the economy was picking up.

Beginning in March, stocks surged, with the broad market, as represented by the Wilshire 5000 Total Market Index, returning a robust 26.3% for the 12 months. Both small- and large-capitalization stocks produced outstanding returns, though investors' renewed appetite for risk propelled small-caps higher. International markets also posted strong returns, which were enhanced for U.S.-based investors by a decline in the U.S. dollar relative to major currencies.

RISK WAS REWARDED IN THE BOND MARKET

A taste for risk was also apparent in the bond market. In general, the riskier the bond, the better the performance. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, returned a stunning 30%. Bonds with at least some degree of credit risk outperformed similar-maturity U.S. Treasury bonds, which have virtually no risk of default. The broad investment-grade market, as measured by the Lehman Aggregate Bond Index, returned 5.4%.


-------------------------------------------------------------------------
MARKET BAROMETER                             AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED SEPTEMBER 30, 2003
                                        ---------------------------------
                                           ONE         THREE         FIVE
                                          YEAR         YEARS        YEARS
-------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)          25.1%        -10.3%         1.5%
Russell 2000 Index (Small-caps)          36.5          -0.8          7.5
Wilshire 5000 Index (Entire market)      26.3          -9.5          2.0
MSCI All Country World Index Free
 ex USA (International)                  29.0          -7.4          2.1
-------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index               5.4%          8.9%         6.6%
 (Broad taxable market)
Lehman Municipal Bond Index               3.9           7.7          5.7
Citigroup 3-Month Treasury Bill Index     1.2           2.7          3.7
=========================================================================
CPI
Consumer Price Index                      2.3%          2.2%         2.5%
-------------------------------------------------------------------------


Most interest rates rose, making a small dent in bond prices and modestly reducing total returns. The yield of the benchmark 10-year Treasury note finished the fiscal year at 3.94%, up 35 basis points (0.35 percentage point) from September 30, 2002. In the shortest maturities, however, yields fell sharply, as the Federal Reserve Board reduced its target for short-term interest rates by 75 basis points. The yield of the 3-month Treasury bill declined 61 basis points, helping to push the yields of short-term vehicles such as money market funds below 1%.

TECHNOLOGY STOCKS HELPED THE FUND OUTPACE THE MARKET

Vanguard Growth Equity Fund took full advantage--and then some--of the dramatic turnaround in stocks. Although the fund hasn't made up all of the ground lost over the previous two fiscal years, its just-concluded fiscal year was nonetheless a welcome reminder that, when owning stock funds, patience is usually rewarded sooner or later. The lion's share of the fund's fiscal-year gain of 31.8% came during the recent spring and summer months, when the fund posted successive quarterly advances of 17.4% and 6.4%.

Reflecting the strength of the overall market's performance, every sector in the fund's primary benchmark, the Russell 1000 Growth Index, rose in value over the past 12 months. The technology sector, which had suffered such steep losses in recent years, showed the other side of its volatility by leading the way for the market. The Growth Equity Fund's stake in tech--about 20% of assets on average--collectively rose 88%, generating nearly half of the fund's gain. Because of particularly profitable selections in the sector made by your fund's investment advisor, Turner Investment Partners, the fund's tech stocks outperformed those in the Russell 1000 Growth Index by a sizable margin.

To give an example of how dramatically technology stock prices can move, one fund holding, Nortel Networks, a supplier of network software and services, rose a remarkable 659% during the fund's fiscal year. About 20 other tech companies held by the fund also posted gains of more than 100%.

The fund's consumer discretionary stocks also easily outperformed those in the Russell 1000 Growth Index. Ten of these holdings jumped more than 100%, with Web-based retailers providing the biggest boost. And the fund's health care holdings--which at about a quarter of fund assets constitute the fund's largest sector--outperformed those in the index as well. Illustrating that the fund's aggressive nature often requires persis-tence, a holding we cited in last year's report, drugmaker giant Wyeth, rebounded to some extent from a -45% performance in fiscal 2002 by posting a 48% return in fiscal 2003.

LOWLIGHTS ARE HARD TO FIND

While every sector in the market gained ground, the Growth Equity Fund slightly underperformed the Russell 1000 Growth Index in four sectors: consumer staples, materials and processing, producer durables, and utilities. Without these small negative effects, the fund's 5.9-percentage-point lead over the index would have been even higher.

THE FUND'S LONG-TERM RECORD TRAILS THE AVERAGES

The past ten years will be long remembered as one of the most remarkable periods in Wall Street's storied history. Spectacular stock market gains in the 1990s preceded a vicious bear market that tested the mettle of every stock investor. Vanguard Growth Equity Fund's performance during this period was, at times, even more extreme than that of the broad market. After annual gains as high as 51.1% (fiscal 2000) and losses as low as -55.9% (fiscal 2001), the fund's average annual ten-year return now stands at 7%--a solid record, but one that modestly trails the average for similar funds and lags even further behind the results posted by both its benchmark and the broad market. The adjacent table shows how these performance differences have affected a hypothetical $10,000 investment made in the fund and these three yardsticks.

-------------------------------------------------------------------------
TOTAL RETURNS                                             TEN YEARS ENDED
                                                       SEPTEMBER 30, 2003
-------------------------------------------------------------------------
                                       AVERAGE             FINAL VALUE OF
                                        ANNUAL                  A $10,000
                                        RETURN         INITIAL INVESTMENT
-------------------------------------------------------------------------
Growth Equity Fund*                       7.0%                    $19,680
Russell 1000 Growth Index                 8.5                      22,708
Average Large-Cap
 Growth Fund                              7.8                      21,124
Wilshire 5000 Index                       9.5                      24,772
-------------------------------------------------------------------------
* Prior to June 12, 2000,  the fund was  organized as the Turner  Growth  Equity
Fund.


A look at your fund's track record reminds us that its aggressive pursuit of above-average results comes with certain risks. For fund shareholders who had the fortitude to remain invested during the past few years, the advisor's consistent approach to seeking outsize gains from fast-growing companies paid off handsomely in the past year. Of course, we can't predict Growth Equity's future performance, but we remain convinced that the skill and experience of Turner Investment Partners will serve the fund's shareholders well over the long term.

Your fund also benefits from operating costs that are far below average--an advantage that gives your investment an inside track in our efforts to outdistance our competitors. (The cost of your fund compared with the average cost of its competitors is covered on page 13.)

MAINTAIN AN EVEN KEEL THROUGH GOOD TIMES AND BAD

The just-concluded fiscal year marks the fifth consecutive one in which the Growth Equity Fund has recorded a gain or loss exceeding 23%. This kind of performance can tempt the unprepared to alter prudent long-term plans by hastily shifting into and out of the fund. But academic research and practical experience continue to show that a "steady as she goes" course is the best one. Whether the fund is experiencing a harsh fiscal year or an outstanding one, our expectations are ultimately tempered by the realistic expectation that the market will always be volatile. We remind you that the Growth Equity Fund is best suited as just one element of a well-diversified portfolio of stock, bond, and money market investments. Building ballast into your investment program is the best way to navigate the ups and downs and reach your long-term goals.

Thank you for your continued confidence. We never take your trust for granted.

Sincerely,



/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 13, 2003






--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE        SEPTEMBER 30, 2002-SEPTEMBER 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                              STARTING        ENDING        INCOME       CAPITAL
                           SHARE PRICE   SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Growth Equity Fund               $6.33         $8.32        $0.018        $0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

A stock market that turned dramatically from bearish to bullish and good stock selection helped drive the performance of Vanguard Growth Equity Fund in the 12 months ended September 30, 2003. The fund gained 31.8%, outperforming both the Russell 1000 Growth Index's 25.9% gain and the Standard & Poor's 500 Index's 24.4% advance by more than 5 percentage points.

The fund capitalized on the stock market's sudden winning streak, producing gains in 8 of the 12 months of the period (including 6 of the last 7). Helping to accentuate the market's newly bullish mood was good news on a number of fronts: The Federal Reserve Board kept interest rates at low levels, thereby bolstering investors' hopes that the economy would continue to improve, and Wall Street analysts expected corporate earnings to increase by double-digit rates. Also, with bond yields at their lowest levels in six decades and the economy gradually improving, stocks, in the view of many investors, offered relatively attractive return potential.

The keys to any further gains, observers say, are signs that corporate profits will pick up. And many on Wall Street believe they will, in fact, pick up. Thomson First Call, for instance, reported that analysts' consensus expectations are that earnings of S&P 500 Index companies will rise 21% in the fourth quarter of 2003.

Historically, growth-stock investments that we manage, such as Vanguard Growth Equity Fund, have tended to outperform in a flat or rising stock market. That is precisely what the Growth Equity Fund did in the past 12 months. Also, the fund was helped by growth stocks' strong relative performance versus value stocks. (The Russell 1000 Growth Index outperformed its value counterpart by 1.5 percentage points for the period.)

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that superior long-term results can be achieved by emphasizing stocks that have above-average earnings prospects.
--------------------------------------------------------------------------------

Also enhancing the fund's performance was our adherence to our growth investment process, which is based on the principle that earnings expectations drive stock prices over time. Since last October, companies with good earnings prospects have been rewarded with higher stock prices. In contrast, earnings prospects didn't matter much in the bear market that persisted from March 2000 to September 2002; then, valuations were all-important.

Because we adhered to our investment process, our stock selection was generally good, particularly in the major market sectors. Nearly all of our sector positions outperformed the corresponding sector in the Russell 1000 Growth Index. Contributing most were double-digit returns in the technology, health care, financial services, and consumer discretionary sectors, whose stocks constituted an average of 78% of the fund's assets. The fund is managed in a "sector-neutral" way; in other words, its sector weightings closely resemble those of the Russell 1000 Growth Index. So it's extremely difficult for the fund to outperform if its major sectors--such as technology and consumer discretionary--don't do well.

The fund's technology holdings contributed the most by far to the fund's relative return. With a 20% weighting, they returned 88%, compared with the 60% return of the Russell 1000 Growth Index's tech sector. Winners included semiconductor, software, and telecommunications equipment stocks. Our health care holdings, a 26% weighting, rose 16%, compared with a 13% gain for the index's health care sector; and our consumer discretionary holdings, weighted 21%, gained 31% versus a 25% gain for the index sector. Our financial services holdings, with a 12% weighting, generated a 20% return, about the same as the gain for the index sector.

The fund's highest performers were its telecommunications stocks, whose prices had been crushed until recently. These holdings soared 121%, but with only a 2% weighting in the fund, they didn't have a major impact on its overall result.

A 10% weighting in consumer staples stocks detracted most from the fund's results, gaining only 3%, versus an 8% gain for the index sector. Our food services and beverage holdings performed relatively poorly. However, the sector's relatively small weighting in the fund meant that its effect on overall performance was modest. For example, our technology position's positive impact on performance was nine times greater than the negative impact of our consumer staples position.

As stated in its objective, the fund emphasizes stocks with the strongest earnings prospects in all sectors of the market. The consensus of Wall

Street analysts is that companies owned by the fund are expected to increase their per-share earnings by 21.2% over the next 12 months, as reported by I/B/E/S International, a financial-data company. The fund is positioned particularly well in semiconductor, semiconductor capital equipment, software, media, Internet services, pharmaceutical, financial-transaction processing, and data-networking stocks.

BOB TURNER, CHAIRMAN AND CHIEF INVESTMENT OFFICER

TURNER INVESTMENT PARTNERS

OCTOBER 17, 2003

FUND PROFILE                                                     AS OF 9/30/2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.


GROWTH EQUITY FUND
-------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                               COMPARATIVE          BROAD
                                 FUND               INDEX*        INDEX**
-------------------------------------------------------------------------
Number of Stocks                   86                  587          5,288
Median Market Cap              $57.2B               $58.4B         $26.2B
Price/Earnings Ratio            37.1x                27.0x          21.5x
Price/Book Ratio                 3.8x                 4.4x           2.7x
Yield                            0.2%                 1.0%           1.6%
Return on Equity                21.5%                23.9%          19.9%
Earnings Growth Rate             7.9%                10.6%           7.7%
Foreign Holdings                 3.4%                 0.0%           0.8%
Turnover Rate                    220%                   --             --
Expense Ratio                   0.54%                   --             --
Cash Investments                   0%                   --             --
-------------------------------------------------------------------------


--------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pfizer Inc.                                   6.3%
 (pharmaceuticals)
General Electric Co.                          6.2
 (conglomerate)
Microsoft Corp.                               5.6
 (software)
Intel Corp.                                   4.7
 (electronics)
Wyeth                                         3.3
 (pharmaceuticals)
Wal-Mart Stores, Inc.                         3.2
 (retail)
Cisco Systems, Inc.                           2.8
 (computer hardware)
Amgen, Inc.                                   2.7
 (biotechnology)
Procter & Gamble Co.                          2.1
 (consumer products)
American International Group, Inc.            2.0
 (insurance)
--------------------------------------------------
Top Ten                                      38.9%
--------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


-------------------------------------------------------------------------
VOLATILITY MEASURES
                                       COMPARATIVE                  BROAD
                      FUND                  INDEX*     FUND       INDEX**
-------------------------------------------------------------------------
R-Squared             0.96                    1.00     0.89          1.00
Beta                  1.12                    1.00     1.39          1.00
-------------------------------------------------------------------------


------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

                                        COMPARATIVE          BROAD
                               FUND          INDEX*        INDEX**
------------------------------------------------------------------
Auto & Transportation            1%              2%             3%
Consumer Discretionary          17              17             16
Consumer Staples                 9               9              7
Financial Services              10              11             23
Health Care                     24              25             14
Integrated Oils                  0               0              3
Other Energy                     1               1              2
Materials & Processing           1               1              4
Producer Durables                5               3              4
Technology                      23              23             15
Utilities                        2               2              7
Other                            7               6              2
------------------------------------------------------------------

-----------------------------------
INVESTMENT FOCUS

STYLE                        Growth
MARKET CAP                    Large
-----------------------------------

*Russell 1000 Growth Index.
**Wilshire 5000 Index.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              AS OF 9/30/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


GROWTH EQUITY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1993-SEPTEMBER 30, 2003

                                                                    AVERAGE
                GROWTH           WILSHIRE    RUSSELL 1000         LARGE-CAP
           EQUITY FUND         5000 INDEX    GROWTH INDEX      GROWTH FUND*

199309           10000              10000           10000             10000
199312           10119              10182           10387             10216
199403            9508               9802            9929              9848
199406            9110               9726            9828              9506
199409            9700              10254           10584             10112
199412            9438              10175           10663              9988
199503            9909              11094           11678             10732
199506           10691              12130           12827             11924
199509           11701              13239           13991             13025
199512           12265              13884           14628             13260
199603           12709              14664           15413             13966
199606           13883              15311           16394             14632
199609           14382              15744           16985             15241
199612           14624              16830           18010             15983
199703           14235              16938           18107             15866
199706           16664              19799           21531             18690
199709           19071              21731           23150             20510
199712           19211              22096           23501             20457
199803           21557              25026           27062             23514
199806           23165              25513           28290             24758
199809           21114              22444           25720             22175
199812           26525              27273           32597             28243
199903           28674              28302           34670             30625
199906           29464              30511           36004             31582
199909           29170              28493           34685             30570
199912           40742              33698           43406             39001
200003           46144              34984           46499             42287
200006           44587              33416           45244             39903
200009           44068              33471           42811             39842
200012           31329              30013           33672             32663
200103           23143              26310           26635             26391
200106           25478              28276           28878             27649
200109           19415              23781           23272             22403
200112           22742              26723           26796             25167
200203           22034              26980           26103             24826
200206           17882              23577           21228             20590
200209           14933              19616           18034             17437
200212           15706              21149           19324             17962
200303           15753              20497           19118             18111
200306           18497              23881           21853             20434
200309           19680              24772           22708             21124
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED SEPTEMBER 30, 2003
                                 ---------------------------------   FINAL VALUE
                                    ONE        FIVE            TEN  OF A $10,000
                                   YEAR       YEARS          YEARS    INVESTMENT
--------------------------------------------------------------------------------
Growth Equity Fund                31.79%      -1.40%          7.00%      $19,680
Wilshire 5000 Index               26.25        1.99           9.50        24,772
Russell 1000 Growth Index         25.92       -2.46           8.55        22,708
Average Large-Cap Growth Fund*    21.15       -0.97           7.77        21,124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-SEPTEMBER 30, 2003

                           GROWTH                RUSSELL 1000
                         EQUITY FUND             GROWTH INDEX

1994                        -3.0                      5.8
1995                        20.6                     32.2
1996                        22.9                     21.4
1997                        32.6                     36.3
1998                        10.7                     11.1
1999                        38.2                     34.9
2000                        51.1                     23.4
2001                       -55.9                    -45.6
2002                       -23.1                    -22.5
2003                        31.8                     25.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
NOTE: See Financial Highlights table on page 19 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (For negative returns, the calculations assume that an investor who sold shares received a tax deduction for the loss incurred.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2003

                                        ONE YEAR       FIVE YEARS      TEN YEARS
                                        ----------------------------------------
GROWTH EQUITY FUND
 Returns Before Taxes                     31.79%           -1.40%          7.00%
 Returns After Taxes on Distributions     31.65            -3.42           4.20
 Returns After Taxes on Distributions
    and Sale of Fund Shares               20.64            -1.72           5.06
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio. a hypothetical example

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended September 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                           COST OF $10,000                FUND       PEER GROUP*
                        INVESTMENT IN FUND       EXPENSE RATIO     EXPENSE RATIO
--------------------------------------------------------------------------------
Growth Equity Fund                     $63               0.54%             1.57%
--------------------------------------------------------------------------------
*Average Large-Cap Growth Fund.
The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 9/30/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH EQUITY FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
--------------------------------------------------------------------------------
AUTO & Transportation (0.7%)
* Ryanair Holdings PLC ADR                      129,720           $       5,254


CONSUMER DISCRETIONARY (16.7%)
  Wal-Mart Stores, Inc.                         419,810                  23,446
* Yahoo! Inc.                                   254,000                   8,987
* InterActiveCorp                               226,410                   7,483
* AOL Time Warner Inc.                          473,460                   7,154
  Carnival Corp.                                212,930                   7,003
* eBay Inc.                                     112,520                   6,021
* Starbucks Corp.                               194,760                   5,609
  CDW Corp.                                      94,170                   5,437
* EchoStar Communications Corp.
    Class A                                     141,420                   5,412
* Electronic Arts Inc.                           53,500                   4,934
  Cintas Corp.                                  127,780                   4,707
* Allied Waste Industries, Inc.                 427,440                   4,616
* MGM Mirage, Inc.                              107,890                   3,943
  Starwood Hotels & Resorts
    Worldwide, Inc.                             108,970                   3,792
* Marvel Enterprises Inc.                       158,950                   3,537
  Manpower Inc.                                  93,200                   3,458
* Best Buy Co., Inc.                             69,150                   3,286
* Krispy Kreme Doughnuts, Inc.                   85,180                   3,279
* Bed Bath & Beyond, Inc.                        85,120                   3,250
  Tiffany & Co.                                  78,090                   2,915
* Monster Worldwide Inc.                        106,850                   2,690
                                                                  --------------
                                                                  $     120,959
                                                                  --------------
CONSUMER STAPLES (8.6%)
  Procter & Gamble Co.                          162,840                  15,115
  PepsiCo, Inc.                                 283,680                  13,001
  The Coca-Cola Co.                             296,030                  12,717
  Sysco Corp.                                   165,450                   5,412
* Dean Foods Co.                                167,210                   5,189
  Colgate-Palmolive Co.                          92,540                   5,172
* Rite Aid Corp.                                638,000                   3,292
* Whole Foods Market, Inc.                       42,050                   2,320
                                                                  --------------
                                                                  $      62,218
                                                                  --------------

FINANCIAL SERVICES (10.4%)
  American International
    Group, Inc.                                 248,730                  14,352
  American Express Co.                          238,740                  10,758
  Charles Schwab Corp.                          786,760                   9,370
  The Goldman Sachs Group, Inc.                  98,760                   8,286
  Paychex, Inc.                                 232,370                   7,884
  First Data Corp.                              184,570                   7,375
* Fiserv, Inc.                                  142,370                   5,158
* SunGard Data Systems, Inc.                    190,420                   5,010
* Affiliated Computer Services,
    Inc. Class A                                 77,900                   3,793
  Capital One Financial Corp.                    61,640                   3,516
                                                                  --------------
                                                                  $      75,502
                                                                  --------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH EQUITY FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
HEALTH CARE (24.5%)
 BIOTECH RESEARCH & Production (4.8%)
* Amgen, Inc.                                   300,090           $      19,377
* Genentech, Inc.                               104,080                   8,341
* Chiron Corp.                                   67,570                   3,493
* Invitrogen Corp.                               60,110                   3,486

DRUGS & Pharmaceuticals (13.6%)
  Pfizer Inc.                                 1,491,549                  45,313
  Wyeth                                         520,560                  23,998
  Abbott Laboratories                           305,300                  12,991
  Bristol-Myers Squibb Co.                      284,680                   7,305
  Teva Pharmaceutical Industries
    Ltd. Sponsored ADR                           97,930                   5,597
* Gilead Sciences, Inc.                          61,560                   3,443

ELECTRONICS--MEDICAL SYSTEMS (1.6%)
  Medtronic, Inc.                               240,470                  11,283

HEALTH & PERSONAL CARE (1.2%)
* Anthem, Inc.                                  119,480                   8,522

HEALTH CARE MANAGEMENT SERVICES (1.3%)
  UnitedHealth Group Inc.                        93,960                   4,728
* Caremark Rx, Inc.                             205,130                   4,636

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.0%)
* Zimmer Holdings, Inc.                         141,970                   7,823
* Boston Scientific Corp.                       107,790                   6,877
                                                                  --------------
                                                                  $     177,213
                                                                  --------------

MATERIALS & Processing (1.2%)
  Air Products & Chemicals, Inc.                110,580                   4,987
  Ball Corp.                                     70,970                   3,832
                                                                  --------------
                                                                  $       8,819
                                                                  --------------
OTHER ENERGY (1.0%)
  Williams Cos., Inc.                           798,670                   7,523


PRODUCER DURABLES (4.6%)
* Applied Materials, Inc.                       536,730                   9,736
  Nokia Corp. ADR                               527,250                   8,225
* LAM Research Corp.                            241,660                   5,353
  Danaher Corp.                                  67,680                   4,999
  Molex, Inc.                                   165,010                   4,718
                                                                  --------------
                                                                  $      33,031
                                                                  --------------

TECHNOLOGY (22.9%)
 COMMUNICATIONS TECHNOLOGY (5.5%)
* Cisco Systems, Inc.                         1,040,600                  20,333
* Nortel Networks Corp.                       1,342,770                   5,505
  Motorola, Inc.                                447,330                   5,355
* Corning, Inc.                                 549,200                   5,173
* Juniper Networks, Inc.                        244,230                   3,644

COMPUTER SERVICES SOFTWARE & System (6.4%)
  Microsoft Corp.                             1,454,990                  40,434
* Siebel Systems, Inc.                          311,480                   3,028
* Mercury Interactive Corp.                      61,260                   2,782

COMPUTER TECHNOLOGY (1.0%)
* EMC Corp.                                     573,350                   7,241

ELECTRONICS (0.6%)
* Sanmina-SCI Corp.                             445,040                   4,317

ELECTRONICS-SEMICONDUCTORS/COMPONENTS (9.4%)
  Intel Corp.                                 1,239,362                  34,095
  Texas Instruments, Inc.                       565,730                  12,899
* Analog Devices, Inc.                          161,850                   6,154
* Micron Technology, Inc.                       457,730                   6,143
* Xilinx, Inc.                                  195,190                   5,565
* Advanced Micro Devices, Inc.                  281,060                   3,123
                                                                  --------------
                                                                  $     165,791
                                                                  --------------
UTILITIES (1.6%)
* Comcast Corp. Class A                         275,190                   8,498
* AES Corp.                                     411,790                   3,055
                                                                  --------------
                                                                  $      11,553
                                                                  --------------
OTHER (7.8%)
  General Electric Co.                        1,510,000                  45,013
  Tyco International Ltd.                       329,660                   6,735
* SPX Corp.                                     107,280                   4,858
                                                                  --------------
                                                                  $      56,606
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $687,972)                               $     724,469
--------------------------------------------------------------------------------
                                                   FACE
                                                 AMOUNT
                                                  (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.0%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.091%, 10/1/2003                              $2,145                   2,145
  1.090%, 10/1/2003--Note G                       4,935                   4,935
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,080)                            7,080
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (Cost $695,052)                              731,549
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     21,530
Liabilities--Note G                                                     (28,685)
                                                                  --------------
                                                                  $      (7,155)
                                                                  --------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH EQUITY FUND                                                         (000)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 87,102,204 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $     724,394
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $        8.32
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                            AMOUNT           PER
                                                             (000)         SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
  Paid-in Capital                                      $ 1,364,764     $  15.67
  Undistributed Net
    Investment Income                                          610          .01
  Accumulated Net Realized Losses                         (677,477)       (7.78)
  Unrealized Appreciation                                   36,497          .42
--------------------------------------------------------------------------------
  NET ASSETS                                           $   724,394     $   8.32
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              GROWTH EQUITY FUND
                                                   YEAR ENDED SEPTEMBER 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                       $       3,920
  Interest                                                                   76
  Security Lending                                                           24
--------------------------------------------------------------------------------
    Total Income                                                  $       4,020
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             2,525
  Performance Adjustment                                                 (1,718)
  The Vanguard Group--Note C
    Management and Administrative                                         2,269
    Marketing and Distribution                                              105
  Custodian Fees                                                             23
  Auditing Fees                                                              13
  Shareholders' Reports and Proxies                                          39
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                $       3,257
    Expenses Paid Indirectly--Note D                              $        (735)
--------------------------------------------------------------------------------
  Net Expenses                                                    $       2,522
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,498
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   48,104
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES                             113,164
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $     162,766
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                           GROWTH EQUITY FUND
                                                 -------------------------------
                                             YEAR ENDED               YEAR ENDED
                                         SEPT. 30, 2003           SEPT. 30, 2002
                                                  (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                    $      1,498           $         818
  Realized Net Gain (Loss)                       48,104                (197,587)
  Change in Unrealized Appreciation
    (Depreciation)                              113,164                  31,936
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                 162,766                (164,833)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                          (1,480)                     --
  Realized Capital Gain                              --                      --
--------------------------------------------------------------------------------
    Total Distributions                          (1,480)                     --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        267,990                 262,019
  Issued in Lieu of Cash Distributions            1,435                      --
  Redeemed                                     (206,428)               (222,573)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
      Transactions                               62,997                  39,446
--------------------------------------------------------------------------------
  Total Increase (Decrease)                     224,283                (125,387)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           500,111                 625,498
--------------------------------------------------------------------------------
  End of Period                            $    724,394           $     500,111
================================================================================

1 Shares Issued (Redeemed)
  Issued                                         36,175                  29,253
  Issued in Lieu of Cash Distributions              212                      --
  Redeemed                                      (28,304)                (26,262)
--------------------------------------------------------------------------------
  Net Increase (Decrease)in Shares
    Outstanding                                   8,083                   2,991
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2003       2002       2001       2000*      1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $6.33      $8.23     $18.68      $15.88    $12.87
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     .018        .01       (.01)       (.01)     (.05)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                1.990      (1.91)    (10.44)       7.33      4.66
----------------------------------------------------------------------------------------------------
    Total from Investment Operations              2.008      (1.90)    (10.45)       7.32      4.61
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.018)        --         --          --        --
  Distributions from Realized Capital Gains          --         --         --       (4.52)    (1.60)
----------------------------------------------------------------------------------------------------
    Total Distributions                           (.018)        --         --       (4.52)    (1.60)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $8.32      $6.33     $ 8.23      $18.68    $15.88
====================================================================================================

TOTAL RETURN                                     31.79%    -23.09%    -55.94%      51.07%    38.15%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $724       $500       $625        $918      $143
  Ratio of Total Expenses to
    Average Net Assets                            0.54%      0.58%      0.77%       0.74%     0.96%
  Ratio of Net Expenses to
    Average Net Assets--Note D                    0.42%      0.43%      0.59%       0.72%     0.92%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                            0.25%      0.12%     (0.10%)     (0.19%)   (0.42%)
  Portfolio Turnover Rate                          220%       273%       357%        303%      328%
====================================================================================================
* Turner  Growth  Equity  Fund  reorganized  into  Vanguard  Growth  Equity Fund effective June 12, 2000.


SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. For the year ended September 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.42% of the fund's average net assets before a decrease of $1,718,000 (0.29%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2003, the fund had contributed capital of $124,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.12% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses.

For the year ended September 30, 2003, these arrangements reduced the fund's expenses by $735,000 (an annual rate of 0.12% of average net assets).


E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at September 30, 2003, the fund had $1,461,000 of ordinary income available for distribution. The fund had available realized losses of $677,325,000 to offset future net capital gains of $39,077,000 through September 30, 2009, $495,055,000 through September 30, 2010, $136,482,000 through September 30, 2011, and $6,711,000 through September 30, 2012.

     At September 30, 2003, net unrealized appreciation of investment securities for tax purposes was $36,497,000, consisting of unrealized gains of $58,801,000 on securities that had risen in value since their purchase and $22,304,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2003, the fund purchased $1,370,779,000 of investment securities and sold $1,303,812,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at September 30, 2003, was $4,759,000, for which the fund held cash collateral of $4,935,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Growth Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Equity Fund (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended September 30, 1999 were audited by other independent accountants whose report dated November 8, 1999 expressed an unqualified opinion on the financial statements containing those financial highlights.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 31, 2003





--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD GROWTH EQUITY FUND

This information for the fiscal year ended September 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM


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control of your own investments. VANGUARD.COM(R) was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

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     education-- by using our planning tools.
*    Learn how to achieve your  goals--by  reading our  PlainTalk(R)  investment guides.
*    Find your next fund--by using the Compare Funds,  Compare Costs, and Narrow
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*    Look up fund price, performance history, and distribution information--in a
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INVEST AND MANAGE ACCOUNTS WITH EASE

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*    See what you own (at Vanguard and elsewhere) and how your  investments  are
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Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q5440 112003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD FENWAY FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD FENWAY FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

      VANGUARD FENWAY FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: November 20, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.